Exhibit 99.1

   CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Quarterly Report on Form 10-Q for the Quarter Ended March 31, 2003 (the "Report") by Global Payment Technologies, Inc. ("Registrant"), each of the undersigned hereby certifies that to the best of their knowledge:

      1. The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Registrant.

                                    s/Martin H. Kern
                                    -------------------------------
                                    Martin Kern
                                    Interim Chief Executive Officer



                                    s/Thomas McNeill
                                    -------------------------------
                                    Thomas McNeill
                                    Vice President and Chief Financial Officer

Date: May 15, 2003

A signed original of this written statement required by Section 906 has been provided to Global Payment Technologies, Inc. and will be retained by Global payment Technologies, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.